SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 11, 2003

Bowne & Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-05842	13-2618477
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Hudson Street, New York, NY	10014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 924-5500

Not Applicable

Former name or former address, if changed since last report

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
DESCRIPTION OF BUSINESS UNDER ITEM 1
MDA: RESULTS OF OPERATIONS UNDER ITEM 7
AUDITED CONSOLIDATED FINANCIAL STATEMENTS
CONSENT OF KPMG LLP

Item 5.	Other Events

      Certain sections of the Annual Report on Form 10-K for the fiscal year ended December 31, 2002 of the undersigned registrant, Bowne & Co., Inc. (the “Company”), are hereby superceded to reflect reclassified segment information resulting from modifications to its reportable segments.

      The information included in this Form 8-K affects only disclosures related to segment results, and does not in any way restate or revise the Company’s financial position, results of operations or cash flows.

      As previously announced in our quarterly filings for this fiscal year, in the first quarter of 2003, the Company changed the manner in which it reports and evaluates segment information. The Company now reports certain administrative, legal, finance, and other support services which are not directly attributable to the segments in the category “Corporate/Other”. These costs had previously been allocated to the individual operating segments.

      As required by Statement of Financial Accounting Standards (SFAS) No. 131, consolidated financial statements issued by the Company in the future will reflect modifications to its reportable segments resulting from these changes, including reclassification of all comparative prior period segment information. Accordingly, in this Form 8-K, the Company is providing the required reclassified segment information as they related to prior periods.

      The attached exhibits contain the portions of the Company’s 2002 Form 10-K that are affected by these changes. Exhibit 99(a) reflects changes made to Item 1 — Business. Exhibit 99(b) reflects changes made to Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations. Exhibit 99(c) contains the complete set of consolidated financial statements from the Company’s 2002 Form 10-K for which the segment information has been reclassified to conform to the new segment presentation. These financial statements, conformed for the changes, are now a part of the Company’s historical financial statements.

Item 7.	Financial Statements and Exhibits

(c) Exhibits.

Exhibit
Number	Title

99(a)	Description of Business under Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, conformed to reflect the segment reporting changes.
99(b)	Management’s Discussion and Analysis of Results of Operations under Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, conformed to reflect the segment reporting changes.
99(c)	Audited consolidated financial statements of the Company for the fiscal year ended December 31, 2002, conformed to reflect the segment reporting changes. Also included is the independent auditors’ report dated February 19, 2003, except as to Note 16, which is as of September 10, 2003.
99(d)	Independent Auditor’s Consent, KPMG LLP, dated September 10, 2003.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWNE & CO, INC.

By:	/s/ C. CODY COLQUITT

Name: C. Cody Colquitt

Title:	Senior Vice President and Chief Financial Officer

Dated: September 11, 2003

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